UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HUMANIGEN, INC.
(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

HUMANIGEN, INC. 533 AIRPORT BOULEVARD SUITE 400 BURLINGAME, CA 94010
D47935-P56191

You invested in HUMANIGEN, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy material for the Annual Meeting of Stockholders to be held on June 17, 2021.

Get informed before you vote

View the Combined Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 17, 2021 12:00 PM ET
Virtually at: www.virtualshareholdermeeting.com/HGEN2021

*Please check the meeting materials for any special requirements for meeting attendance.

Your Vote Counts! HUMANIGEN, INC. 2021 Annual Meeting of Stockholders Vote by June 16, 2021 11:59 PM ET

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors Nominees: 01) Cameron Durrant, M.D., MBA 04) Cheryl Buxton, M.A. 02) Ronald Barliant, JD 05) Dale Chappell, M.D., MBA 03) Rainer Boehm, M.D., MBA	For
2. Ratification of the selection by the audit committee of our Board of HORNE LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021;	For
3. Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement; and	For
4. Advisory indication of the preferred frequency of future stockholder advisory votes on the compensation of our named executive officers.	Year
NOTE: The proxy holder(s) will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D47936-P56191